                                                                    EXHIBIT 4.6

                            ELLIOTT ASSOCIATES, L.P.
                                712 FIFTH AVENUE
                           NEW YORK, NEW YORK  10019


September 24, 1998

Gantos, Inc.
1266 East Main Street, 5th Floor
Stamford, Connecticut  06902

State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103


Ladies and Gentlemen:

     This letter hereby confirms the consent of the undersigned, in accordance with Section 10.02 of the Indenture, dated as of April 1, 1995 between Company and Trustee, as successor trustee, as amended by Supplemental Indenture No. 1, dated as of December 15, 1997 ("Supplemental Indenture No. 1" and Supplemental Indenture No. 2, dated as of June 30, 1998 ("Supplemental Indenture No. 2" and, together with Supplemental Indenture No. 1 and the initial Indenture, the "Indenture"), to the terms of the letter agreement between Company and Trustee, dated as of the date hereof, extending the date for consummation of the Merger to November 15, 1998.

     In addition, in consideration of value previously received, this letter hereby confirms the consent of the undersigned that, payment of the Pro-Rata share of the principal amount of the Notes (as defined in the Indenture) originally due to be paid on the July 1, 1998 sinking fund redemption date ($774,725.87), as set forth in Section 3.01(b) of the Indenture, and subsequently postponed by letter (the "Consent Letter") from the undersigned to the Trustee and the Company dated as of June 30, 1998 to a date not later than September 25, 1998, shall be further postponed until such time as the Merger (as defined in Supplemental Indenture No. 2) has been consummated; PROVIDED, HOWEVER, that in no event shall the payment of such amount be postponed beyond November 15, 1998. Interest shall accrue on the principal amount of the Notes postponed hereby at the rate of 12.75% per annum until payment is made.

     The Company hereby agrees that it shall not voluntarily prepay all or part of the principal amount due under the TJX Note prior to the payment in full of the Notes.

     The undersigned shall be provided true and accurate copies of the Merger Agreement and such other documents relating to the Merger, the Company or Holding as the undersigned may reasonably request from the Company.

     Other than as expressly set forth in this letter, the provisions of the Consent Letter shall remain unchanged and in full force and effect.

     During the week of September 28, 1998, the Company and the undersigned noteholder, Elliott Associates, L.P., shall enter into a registration rights agreement with respect to the registration of the Gantos, Inc. Common Shares underlying the Warrants issued to Elliott Associates, L.P. in connection with the Consent Letter, in form and substance reasonably satisfactory to Elliott Associates, L.P.

     If this letter is acceptable, please so indicate by countersigning this letter in the places indicated.


                               ELLIOTT ASSOCIATES, L.P.

                               By: Braxton Associates, L.P., as general partner

                                    By: Braxton Associates, Inc., as general
                                        partner


                               By: /s/ Vincent J. Intrieri
                                   ---------------------------------
                                   An Authorized Signator

Accepted:

GANTOS, INC.


By: /s/ Arlene H. Stern
    ----------------------------
     Its: President & CEO
          ----------------------

Accepted:

STATE STREET BANK AND TRUST COMPANY


By: /s/ Susan T. Keller
    ----------------------------
     Its: Vice President
          ----------------------

FIRST                                  NBD Bank
CHICAGO                                     701 First National Building
NBD                                         Detroit, Michigan 48226
                                            Telephone: (313) 225-4334
                                            Fax: (313) 225-4355
FRANCELLE E. FULTON                         Internet: Francelle-Fulton@
First Vice President                                  em.FCNBD.com


September 24, 1998

Gantos, Inc.
1266 East Main Street, 5th Floor
Stamford, Connecticut  06902

State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103


Ladies and Gentlemen:

This letter hereby confirms the consent of the undersigned, in accordance with
Section 10.02 of the Indenture, dated as of April 1, 1995 between Company and Trustee, as successor trustee, as amended by Supplemental Indenture No. 1, dated as of December 15, 1997 ("Supplemental Indenture No. 1" and Supplemental Indenture No. 2, dated as of June 30, 1998 ("Supplemental Indenture No. 2" and, together with Supplemental Indenture No. 1 and the initial Indenture, the "Indenture"), to the terms of the letter agreement between Company and Trustee, dated as of the date hereof, extending the date for consummation of the Merger to November 15, 1998.

In addition, in consideration of value previously received, this letter hereby confirms the consent of the undersigned that, payment of the Pro-Rata share of the principal amount of the Notes (as defined in the Indenture) originally due to be paid on the July 1, 1998 sinking fund redemption date ($774,725.87), as set forth in Section 3.01(b) of the Indenture, and subsequently postponed by letter (the "Consent Letter") from the undersigned to the Trustee and the Company dated as of June 30, 1998 to a date not later than September 25, 1998, shall be further postponed until such time as the Merger (as defined in Supplemental Indenture No. 2) has been consummated; PROVIDED, HOWEVER, that in no event shall the payment of such amount be postponed beyond November 15, 1998. Interest shall accrue on the principal amount of the Notes postponed hereby at the rate of 12.75% per annum until payment is made.

The Company hereby agrees that it shall not voluntarily prepay all or part of the principal amount due under the TJX Note prior to the payment in full of the Notes.

The undersigned shall be provided true and accurate copies of the Merger Agreement and such other documents relating to the Merger, the Company or Holding as the undersigned may reasonably request from the Company.

FIRST
CHICAGO
NBD

Gantos, Inc.
September 24, 1998
Page 2


Other than as expressly set forth in this letter, the provisions of the Consent Letter shall remain unchanged and in full force and effect.

If this letter is acceptable, please so indicate by countersigning this letter in the places indicated.

                               NBD BANK


                               By: /s/ Francelle E. Fulton
                                   --------------------------------
                                   Francelle E. Fulton

                               Its: First Vice President
                                    -------------------------------

Accepted:

GANTOS, INC.


By: /s/ Arlene H. Stern
    ----------------------------
Its: President & CEO
     ---------------------------

Accepted:

STATE STREET BANK AND TRUST COMPANY


By: /s/ Susan T. Keller
    ----------------------------
Its: Vice President
    ----------------------------

Cardinal Capital Management
----------------------------------------------
Cardinal Capital Management, L.L.C.
One Fawcett Place Greenwich, Connecticut 06830


September 25, 1998

Gantos, Inc.
1266 East Main Street, 5th Floor
Stamford, Connecticut  06902

State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103


Ladies and Gentlemen:

     This letter hereby confirms the consent of the undersigned, in accordance with Section 10.02 of the Indenture, dated as of April 1, 1995 between Company and Trustee, as successor trustee, as amended by Supplemental Indenture No. 1, dated as of December 15, 1997 ("Supplemental Indenture No. 1" and Supplemental Indenture No. 2, dated as of June 30, 1998 ("Supplemental Indenture No. 2" and, together with Supplemental Indenture No. 1 and the initial Indenture, the "Indenture"), to the terms of the letter agreement between Company and Trustee, dated as of the date hereof, extending the date for consummation of the Merger to November 15, 1998.

     In addition, in consideration of value previously received, this letter hereby confirms the consent of the undersigned that, payment of the Pro-Rata share of the principal amount of the Notes (as defined in the Indenture) originally due to be paid on the July 1, 1998 sinking fund redemption date ($774,725.87), as set forth in Section 3.01(b) of the Indenture, and subsequently postponed by letter (the "Consent Letter") from the undersigned to the Trustee and the Company dated as of June 30, 1998 to a date not later than September 25, 1998, shall be further postponed until such time as the Merger (as defined in Supplemental Indenture No. 2) has been consummated; PROVIDED, HOWEVER, that in no event shall the payment of such amount be postponed beyond November 15, 1998. Interest shall accrue on the principal amount of the Notes postponed hereby at the rate of 12.75% per annum until payment is made.

     The Company hereby agrees that it shall not voluntarily prepay all or part of the principal amount due under the TJX Note prior to the payment in full of the Notes.

     The undersigned shall be provided true and accurate copies of the Merger Agreement and such other documents relating to the Merger, the Company or Holding as the undersigned may reasonably request from the Company.

     Other than as expressly set forth in this letter, the provisions of the Consent Letter shall remain unchanged and in full force and effect.

Tel (203) 863-8990          E-Mail Cardcapmgt@aol.com         Fax (203) 861-4112

     If this letter is acceptable, please so indicate by countersigning this letter in the places indicated.

                               Cardinal Recovery Partners

                               By: /s/ Hannah H. Strasser
                                   --------------------------------
                               Its: General Partner
                                    -------------------------------

Accepted:

Gantos, Inc.


By: /s/ Arlene H. Stern
    -----------------------------
Its:  President & CEO
    -----------------------------

Accepted:

State Street Bank and Trust Company


By: /s/ Susan T. Keller
    -----------------------------
Its: Vice President
    -----------------------------

Cardinal Capital Management
----------------------------------------------
Cardinal Capital Management, L.L.C.
One Fawcett Place Greenwich, Connecticut 06830


September 25, 1998

Gantos, Inc.
1266 East Main Street, 5th Floor
Stamford, Connecticut  06902

State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103


Ladies and Gentlemen:

     This letter hereby confirms the consent of the undersigned, in accordance with Section 10.02 of the Indenture, dated as of April 1, 1995 between Company and Trustee, as successor trustee, as amended by Supplemental Indenture No. 1, dated as of December 15, 1997 ("Supplemental Indenture No. 1" and Supplemental Indenture No. 2, dated as of June 30, 1998 ("Supplemental Indenture No. 2" and, together with Supplemental Indenture No. 1 and the initial Indenture, the "Indenture"), to the terms of the letter agreement between Company and Trustee, dated as of the date hereof, extending the date for consummation of the Merger to November 15, 1998.

     In addition, in consideration of value previously received, this letter hereby confirms the consent of the undersigned that, payment of the Pro-Rata share of the principal amount of the Notes (as defined in the Indenture) originally due to be paid on the July 1, 1998 sinking fund redemption date ($774,725.87), as set forth in Section 3.01(b) of the Indenture, and subsequently postponed by letter (the "Consent Letter") from the undersigned to the Trustee and the Company dated as of June 30, 1998 to a date not later than September 25, 1998, shall be further postponed until such time as the Merger (as defined in Supplemental Indenture No. 2) has been consummated; PROVIDED, HOWEVER, that in no event shall the payment of such amount be postponed beyond November 15, 1998. Interest shall accrue on the principal amount of the Notes postponed hereby at the rate of 12.75% per annum until payment is made.

     The Company hereby agrees that it shall not voluntarily prepay all or part of the principal amount due under the TJX Note prior to the payment in full of the Notes.

     The undersigned shall be provided true and accurate copies of the Merger Agreement and such other documents relating to the Merger, the Company or Holding as the undersigned may reasonably request from the Company.

     Other than as expressly set forth in this letter, the provisions of the Consent Letter shall remain unchanged and in full force and effect.

Tel (203) 863-8990          E-Mail Cardcapmgt@aol.com         Fax (203) 861-4112

     If this letter is acceptable, please so indicate by countersigning this letter in the places indicated.


                      Argyll Limited

                      By: /s/ Hannah H. Strasser for Cardinal Capital Management
                          ------------------------------------------------------
                          Its: Investment Manager
                          -----------------------------------------

Accepted:

Gantos, Inc.


By: /s/ Arlene H. Stern
    -------------------------
Its:  President & CEO
    -------------------------

Accepted:

State Street Bank and Trust Company


By: /s/ Susan T. Keller
    -------------------------
Its: Vice President
    -------------------------

                              499 Park Avenue     New York     Fax. 212 486-3616
                              5th Floor     New York 10022
                                            212 486-3600


Gordian Group, L.P.



September 24, 1998

Gantos, Inc.
1266 East Main Street, 5th Floor
Stamford, Connecticut  06902

State Street Bank and Trust Company
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103


Ladies and Gentlemen:

     This letter hereby confirms the consent of the undersigned, in accordance with Section 10.02 of the Indenture, dated as of April 1, 1995 between Company and Trustee, as successor trustee, as amended by Supplemental Indenture No. 1, dated as of December 15, 1997 ("Supplemental Indenture No. 1" and Supplemental Indenture No. 2, dated as of June 30, 1998 ("Supplemental Indenture No. 2" and, together with Supplemental Indenture No. 1 and the initial Indenture, the "Indenture"), to the terms of the letter agreement between Company and Trustee, dated as of the date hereof, extending the date for consummation of the Merger to November 15, 1998.

     In addition, in consideration of value previously received, this letter hereby confirms the consent of the undersigned that, payment of the Pro-Rata share of the principal amount of the Notes (as defined in the Indenture) originally due to be paid on the July 1, 1998 sinking fund redemption date ($774,725.87), as set forth in Section 3.01(b) of the Indenture, and subsequently postponed by letter (the "Consent Letter") from the undersigned to the Trustee and the Company dated as of June 30, 1998 to a date not later than September 25, 1998, shall be further postponed until such time as the Merger (as defined in Supplemental Indenture No. 2) has been consummated; PROVIDED, HOWEVER, that in no event shall the payment of such amount be postponed beyond November 15, 1998. Interest shall accrue on the principal amount of the Notes postponed hereby at the rate of 12.75% per annum until payment is made.

     The Company hereby agrees that it shall not voluntarily prepay all or part of the principal amount due under the TJX Note prior to the payment in full of the Notes.

     The undersigned shall be provided true and accurate copies of the Merger Agreement and such other documents relating to the Merger, the Company or Holding as the undersigned may reasonably request from the Company.

                                                     --------------------------
Gordian Group, L.P.

     Other than as expressly set forth in this letter, the provisions of the Consent Letter shall remain unchanged and in full force and effect.

     If this letter is acceptable, please so indicate by countersigning this letter in the places indicated.


                               GORDIAN GROUP, L.P.

                               By: /s/ Harry Owlsby
                                   ---------------------------------
                               Its: CEO of the General Partner
                                   ---------------------------------

Accepted:

GANTOS, INC.


By: /s/ Arlene H. Stern
    ------------------------------
     Its: President & CEO
          ------------------------

Accepted:

STATE STREET BANK AND TRUST COMPANY


By: /s/ Susan T. Keller
    ------------------------------
     Its: Vice President
          ------------------------



                                       2